Exhibit 10.1(c)
EXECUTION COPY

TRUST AGREEMENT
Dated as of February 8, 2017
______________________________________________________________________________________________________
PERIMETER MASTER NOTE BUSINESS TRUST

______________________________________________________________________________________________________

between
PERIMETER FUNDING CORPORATION
as Transferor
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Owner Trustee

______________________________________________________________________________________________________

PERIMETER MASTER NOTE BUSINESS TRUST TRUST AGREEMENT, dated as of February 8, 2017, between PERIMETER FUNDING CORPORATION, organized and existing under the laws of the State of Nevada, as Transferor and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as Owner Trustee.
ARTICLE I
DEFINITIONS
Section 1.01.    Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:
“Administration Agreement” shall mean the Administration Agreement, dated as of February 8, 2017, among Atlanticus Services Corporation, as Administrator, Perimeter Funding, LLC, as Transferor, and the Trust, as the same may be amended, modified or supplemented from time to time.
“Administrator” shall mean Atlanticus or any successor Administrator under the Administration Agreement.
“Agreement” shall mean this Trust Agreement of Perimeter Master Note Business Trust, as the same may be amended, modified or otherwise supplemented from time to time.
“Business Trust Statute” shall mean Chapter 88A of the Nevada Revised Statutes, as the same may be amended from time to time.
“Certificates” shall mean, unless otherwise indicated, the Trust Certificate, the Transferor Certificates, the Class A Certificate and the Supplemental Certificates.
“Certificateholders” shall mean the registered holders of Certificates.
“Class A Certificate” shall mean the certificates executed by the Owner Trustee on behalf of the Trust, substantially in the form attached hereto as Exhibit C.
“Class A Certificateholder” shall mean the registered holder of the Class A Certificate.
“Class A Termination Date” shall mean the date on which the Purchase Agreement terminates.
“Class B Noteholder” shall mean CCFC Corp., a Nevada corporation, and its permitted successors and assigns
“Class B Note Purchase Agreement” shall mean the Class B Note Purchase Agreement dated as of February 8, 2017 by and among CCFC Corp., as Class B Noteholder, the Transferor, Atlanticus Services Corporation, as servicer, and the Issuer, as amended, restated or otherwise modified from time to time in accordance with its terms.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Corporate Trust Office” shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 3993 Howard Hughes Parkway, Suite 250, Las Vegas, Nevada 89109, Attention: Corporate Trust Administration (facsimile no. (702) 866-2244); or at such other address as the Owner Trustee may designate by notice to the Transferor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Transferor).
“Distribution Date” shall mean the fifteenth day of each calendar month, or if such fifteenth day is not a Business Day, the next succeeding Business Day.
“Expenses” shall have the meaning assigned to such term in Section 7.02.
“Funding” shall mean Perimeter Funding Corporation, a corporation organized and existing under the laws of the State of Nevada.
“Indemnified Parties” shall have the meaning assigned to such term in Section 7.02.
“Indenture” shall mean the Master Indenture among the Trust, the Indenture Trustee and Atlanticus Services Corporation, as Servicer, dated as of February 8, 2017, as the same may be amended, supplemented or otherwise modified from time to time.
“Indenture Trustee” shall mean U.S. Bank National Association, not in its individual capacity but solely as Indenture Trustee under the Indenture, and any successor Indenture Trustee under the Indenture.
“Monthly Period” shall mean a calendar month.
“Moody’s” shall mean Moody’s Investors Service, Inc.
“Nevada Certificate of Trust” shall mean the Nevada Certificate of Trust which has been filed for the Trust pursuant to Section 88A.210 of the Business Trust Statute.
“Owner” shall mean the registered holder of the Trust Certificate.
“Owner Trustee” shall mean Wilmington Trust, National Association, a national banking association, not in its individual capacity but solely as owner trustee under this Agreement (unless otherwise specified herein), and any successor Owner Trustee hereunder.
“Purchase Agreement” shall mean the Purchase Agreement dated as of February 8, 2017 by and among TSO-Fortiva Notes Holdco LP, as Investor and as Agent, TSO-Fortiva Certificate Holdco LP, as Class A Certificateholder, the Transferor, Atlanticus Services Corporation, as servicer, and the Issuer, as amended, restated or otherwise modified from time to time in accordance with its terms.
“Secretary of State” shall mean the Secretary of State of the State of Nevada.
“Standard & Poor’s” shall mean S&P Global Ratings.
“Supplemental Certificate” shall have the meaning set forth in Section 3.04(b).
“Transaction Documents” shall mean the Nevada Certificate of Trust, this Agreement, the Transfer and Servicing Agreement, the Indenture, each Indenture Supplement, the Administration Agreement, the Purchase Agreement, the Class B Note Purchase Agreement and any other note purchase agreement relating to any Notes.
“Transfer and Servicing Agreement” shall mean the Transfer and Servicing Agreement among the Trust, Funding, as Transferor, Atlanticus Services Corporation, as Servicer, and the Indenture

Trustee, dated as of February 8, 2017, as the same may be amended, modified or supplemented from time to time.
“Transferor” shall mean Funding in its capacity as Transferor hereunder or its successor under the Transfer and Servicing Agreement.
“Transferor Certificates” shall mean the certificates executed by the Owner Trustee on behalf of the Trust, substantially in the form attached hereto as Exhibit B.
“Transferor Certificate Supplement” shall have the meaning set forth in Section 3.04(b).
“Trust” shall mean the trust created by this Agreement and the filing of the Nevada Certificate of Trust.
“Trust Accounts” shall mean the Collection Account and the Series Accounts, as such terms are defined in the Indenture.
“Trust Assets” shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to this Agreement and Article II of the Transfer and Servicing Agreement, all monies, investment property, instruments and other property from time to time on deposit in or credited to the Trust Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Transaction Documents.
“Trust Certificate” shall mean the certificate evidencing the beneficial interest of the Owner in the Trust, substantially in the form attached hereto as Exhibit A.
“Trust Excess Collections” shall mean, for any Monthly Period, the aggregate amount for all outstanding Series of Collections of Finance Charge Receivables which the related Indenture Supplements specify are to be distributed to the Transferor or the Issuer on the related Distribution Date after all other Collections of Finance Charge Receivables are applied and distributed in connection with the payment of servicing fees, marketing fees and all non-principal amounts owed to the Noteholders of such Series. For the avoidance of doubt, the Trust Excess Collections shall not include any amounts allocated in respect of the Transferor Percentage.

“Trust Officer” shall mean any officer within the Corporate Trust Office including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or Assistant Treasurer or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject.
“Trust Termination Date” shall have the meaning set forth in Section 8.01(a).
Section 1.02.    Other Definitional Provisions.
(a)    Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Transfer and Servicing Agreement or, if not defined therein, in the Indenture (including by way of reference to other documents).

(b)    All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.
(c)    As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.
(d)    The words “hereof,” “herein,” “hereunder,” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”
(e)    The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.
ARTICLE II
ORGANIZATION
Section 2.01.    Name. The Trust created hereby shall be known as “Perimeter Master Note Business Trust,” in which name the Trust and the Owner Trustee on behalf of the Trust each shall have power and authority and is hereby authorized and empowered to and may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.
Section 2.02.    Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in the State of Nevada as the Owner Trustee may designate by written notice to the Owner, the Indenture Trustee and the Transferor.
Section 2.03.    Purpose and Powers. The purpose of the Trust is to engage in the activities set forth in this Section 2.03. The Trust shall have power and authority and is hereby authorized and empowered, without the need for further action on the part of the Trust, and the Owner Trustee shall have power and authority, and is hereby authorized and empowered, in the name of and on behalf of the Trust, to do or cause to be done all acts and things necessary, appropriate or convenient to cause the Trust to engage in the activities set forth in this Section 2.03 as follows:
(i)    to execute, deliver and issue the Notes from time to time pursuant to the Indenture and to execute, deliver, authenticate, and issue the Certificates pursuant to this Agreement and, in connection with such execution, delivery or issuance of such Notes and Certificates, to purchase or enter into any futures, forwards, swaps, option contracts, interest rate caps or other financial instruments with similar characteristics, which financial instruments cannot be contrary to the status of the Trust as a qualified special purpose entity under existing accounting literature;
(ii)    with the proceeds of the sale of the Notes, to acquire the Trust Assets from the Transferor pursuant to Section 2.01 of the Transfer and Servicing Agreement;

(iii)    to assign, grant a security interest in, grant, transfer, pledge and mortgage the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Transferor and the Owner or the Noteholders pursuant to the terms of this Agreement and the Transaction Documents any portion of the Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;
(iv)    to enter into, execute, deliver and perform the Transaction Documents to which it is to be a party;
(v)    to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and
(vi)    subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Assets and the making of payments to the Noteholders and distributions to the Transferor, which activities shall not be contrary to the status of the Trust as a qualified special purpose entity.
The Trust shall not have power, authority or authorization to, and shall not, engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Transaction Documents.
Section 2.04.    Appointment of Owner Trustee. The Transferor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.
Section 2.05.    Initial Capital Contribution of Trust Assets. The Transferor hereby assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1 in consideration for the Trust Certificate. The Owner Trustee hereby acknowledges receipt in trust from the Transferor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Assets and shall be held by the Owner Trustee. The Transferor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee. Upon termination of the Trust, the Owner will receive the $1 conveyed to the Trust in consideration for the Trust Certificate, and the Owner shall have no other economic interest in the Trust by virtue of its ownership of the Trust Certificate.
Section 2.06.    Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Assets provided to it in trust upon and subject to the conditions set forth herein for the use and benefit of the holders of the Certificates, subject to the obligations of the Trust under the Transaction Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitutes the governing instrument of such business trust. The parties hereto agree that they will take no action contrary to the foregoing intention. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and authority set forth herein and, to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Trust.
Section 2.07.    Title to Trust Property. Legal title to all the Trust Assets shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Assets to be vested in a trustee or trustees, in which case legal title shall be deemed to be vested in the Owner Trustee (subject to prior written consent from the Owner Trustee), a co-trustee and/or a separate trustee, as the case may be.

Section 2.08.    Situs of Trust. The Trust will be located in the State of Nevada. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Nevada or the State of New York. The Trust shall not have any employees in any state other than Nevada; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Nevada. Payments will be received by the Trust only in Nevada or New York, and payments will be made by the Trust only from Nevada or New York. The only office of the Trust will be at the Corporate Trust Office in Nevada.
Section 2.09.    Representations and Warranties of Transferor. The Transferor hereby represents and warrants to the Owner Trustee (as such or in its individual capacity) that:
(a)    The Transferor is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement and any other documents related hereto to which it is a party and to perform its obligations as contemplated hereby and thereby.
(b)    The Transferor is duly qualified to do business as a foreign corporation in good standing (or is exempt from such requirement), and has obtained all necessary licenses and approvals in all jurisdictions in which the failure to so qualify or to obtain such licenses or approvals would have a material adverse effect on its ability to perform its obligations under this Agreement or any other document related hereto to which the Transferor is a party.
(c)    The Transferor has the power and authority to execute and deliver this Agreement and the other Transaction Documents to which the Transferor is a party and to carry out the terms of the same; the Transferor has full power and authority to assign the property to be assigned to and deposited with the Trust and the Transferor shall have duly authorized such assignment and deposit to the Trust by all necessary action; and the execution, delivery and performance of this Agreement by the Transferor has been duly authorized by the Transferor by all necessary action.
(d)    The execution and delivery by the Transferor of this Agreement and the consummation by the Transferor of the transactions contemplated by this Agreement and the fulfillment by the Transferor of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Transferor, or any indenture, agreement or other instrument to which the Transferor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); nor violate any law or, to the Transferor’s knowledge, any order, rule or regulation applicable to the Transferor of any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.
(e)    There are no proceedings or investigations pending, or, to the Transferor’s knowledge, threatened, against the Transferor before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties which (i) assert the invalidity of this Agreement or any of the Transaction Documents, (ii) seek to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents, or (iii) seek any determination or ruling that might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents.

Section 2.10.    Liability of Certificateholders. The registered holders of the Trust Certificate, the Transferor Certificates and any Supplemental Certificates shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Nevada.
Section 2.11.    Tax Matters.
(a)    If the Trust has only one owner of its equity, as determined for U.S. federal income tax purposes, all items of income, gain, loss, deduction and credit shall be reported to such owner, and the Servicer shall file, or cause to be filed, appropriate U.S. federal and state tax returns for each taxable year.
(b)    If the Trust has more than one owner of its equity, as determined for U.S. federal income tax purposes, the Trust shall be treated as a partnership for purposes of U.S. federal, state and local income and franchise tax, and any other tax measured in whole or in part by income, and the Servicer shall timely file, or cause to be filed, any and all forms required to effect such treatment and the Certificateholders as partners of such partnership for all U.S. federal, state, and local tax purposes.
(c)    The parties hereto and each Certificateholder, by acceptance of a Certificate, agrees to treat the Trust in accordance with the intention specified in this Section 2.11 and, unless otherwise required by law, not to take any action or direct any other party to take any action inconsistent therewith. No election will be made by or on behalf of the Trust to be classified as an association taxable as a corporation for U.S. federal income tax purposes.
(d)    Each nominee holder of a Certificate shall provide the Servicer the information required by Section 6031(c) of the Code, and each beneficial owner of a Certificate, whether such Certificate is held directly or through a nominee, shall provide the Servicer any information or certifications the Servicer requires for tax purposes and reasonably requests in writing.
(e)    The Servicer shall, for U.S. federal income tax purposes, maintain books and records with respect to the Trust created hereunder on a calendar year or fiscal year basis, as determined by the Servicer.
(f)    Unless the Trust has only one owner of its equity, as determined for U.S. federal income tax purposes, the Servicer will maintain, or cause to be maintained, capital accounts for each Certificateholder and Class B Noteholder in accordance with the Treasury regulations promulgated under Section 704(b) of the Code and the capital account balance for each Certificateholder and Class B Noteholder shall be determined by the Servicer in accordance with the terms of this Agreement. Where partnership rules apply, all income, gain, deduction, expense, and loss of the Trust shall be allocated to the Certificateholders and Class B Noteholders in a manner that, to the extent possible, results in the same allocation of income to the Certificateholders and Class B Noteholders as if the partnership rules did not apply.
(g)    Unless the Trust has only one owner of its equity, as determined for U.S. federal income tax purposes, the Servicer will timely prepare, or cause to be prepared, and file a partnership information return (Internal Revenue Service Form 1065) with the Internal Revenue Service for each taxable year of the Trust and will report the allocable share of items of income, gain, loss, deduction, expense and credit of the Trust and of each Certificateholder and Class B Noteholder to the Certificateholders and Class B Noteholders and the Internal Revenue Service on Schedule K-1 and shall also prepare any corresponding state returns. The returns of the Trust shall be prepared with any elections as the Servicer determines in its sole discretion. Notwithstanding the foregoing, no election shall be made to have the Trust treated as a corporation for U.S. federal income tax purposes. The Agent shall reimburse the Servicer for costs the Servicer shall incur in connection with the filing of the Trusts’s tax returns in an amount equal to Fifteen Thousand Dollars ($15,000) per annum, payable each year upon the filing of the Trust’s Internal Revenue Service Form 1065.
(h)    In the event that the Trust is treated as a partnership for U.S. federal income tax purposes, the Transferor shall be designated the “tax matters partner” of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury regulations (the “Tax Matters Partner”). The Tax Matters Partner shall sign the tax returns on behalf of the Trust.
(i)    Prior to December 31, 2017 or such later date that subchapter C of chapter 63 of subtitle F of the Code as amended by the Bipartisan Budget Act of 2015 (the “Amended Partnership Audit Rules”) shall apply to the Trust, (A) each Certificateholder shall provide to the Servicer and Trust any information required by the Trust to comply with the Amended Partnership Audit Rules, including Section 6226(a) of the Amended Partnership Audit Rules and (B) if it is not the beneficial owner of a Certificate, such beneficial owner shall provide to the Servicer and Trust any further information required by the Trust to comply with the Amended Partnership Audit Rules, including Section 6226(a) of the Amended Partnership Audit Rules and, to the extent the Trust determines such appointment necessary for it to make an election under Section 6226(a) of the Amended Partnership Audit Rules, hereby appoints the Servicer as its agent for purposes of receiving any notifications or information pursuant to the notice requirements under Section 6226(a)(2) of the Amended Partnership Audit Rules. In the event that the Trust is classified as a partnership for U.S. federal income tax purposes, as of any taxable year beginning after December 31, 2017, or if later, the date that the Amended Partnership Audit Rules apply to the Trust, the Servicer is hereby designated as the partnership representative under Section 6223(a) of the Amended Partnership Audit Rules to the extent allowed under the law. The Trust shall, or the Servicer shall cause the Trust to, to the extent eligible, make the election under Section 6221(b) of the Amended Partnership Audit Rules with respect to determinations of adjustments at the partnership level and take any other action such as disclosures and notifications necessary to effectuate such election. If the election described in the preceding sentence is not available, to the extent applicable, the Trust shall or the Servicer shall cause the Trust to make the election under Section 6226(a) of the Amended Partnership Audit Rules with respect to the alternative to payment of imputed underpayment by partnership and take any other action such as filings, disclosures and notifications necessary to effectuate such election. Notwithstanding the foregoing, the Trust and the Servicer are each authorized, in its sole discretion, to make any available election related to Sections 6221 through 6241 of the Amended Partnership Audit Rules and take any action it deems necessary or appropriate to comply with the requirements of the Code and conduct the Trust’s affairs under Sections 6221 through 6241 of the Amended Partnership Audit Rules. Each Certificateholder and, if different, each beneficial owner of a Certificate shall promptly provide the Trust and the Servicer any requested information, documentation or material to enable the Trust to make any of the elections described in this clause (i) and otherwise comply with Sections 6221 through 6241 of the Amended Partnership Audit Rules. Each Certificateholder and, if different, each beneficial owner of a Certificate shall hold the Trust and its affiliates harmless for any losses resulting from a beneficial owner of a Certificate not properly taking into account or paying its allocated adjustment or liability under Section 6226 of the Amended Partnership Audit Rules.
(j)    If any withholding tax is imposed on the Trust’s payment (or, if the Trust is treated as a partnership for U.S. federal income tax purposes, allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to such Certificateholder in accordance with this clause (j). The Trust (and any party making payments on its behalf) is hereby authorized to retain from amounts otherwise distributable to such Certificateholder, sufficient funds for the payment of any withholding tax that is legally owed by the Trust (but such authorization shall not prevent the Trust from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder, at the time it is withheld by the Trust for remittance to the appropriate taxing authority. If the Trust determines that there is a possibility that withholding tax is payable with respect to a distribution, the Trust may in its sole discretion withhold such amounts in accordance with this clause (j). If a Certificateholder wishes to apply for a refund of any such withholding tax, the Trust shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee, the Trust and the Servicer for any out-of-pocket expenses incurred.
ARTICLE III
CERTIFICATES
Section 3.01.    Initial Ownership. The Owner, in its capacity as owner of the Trust Certificate, the Class A Certificateholder, as owner of the Class A Certificate, and the Transferor, as the owner of a Transferor Certificate, (i) shall be the sole beneficial owners of the Trust and (ii) shall be bound by the provisions of this Agreement.
Section 3.02.    Form of Certificates. On the date hereof, a Trust Certificate will be issued in registered form in substantially the form of Exhibit A. On the date hereof, a Transferor Certificate will be issued in registered form, substantially in the form attached as Exhibit B. On the date hereof, a Class A Certificate will be issued in registered form, substantially in the form attached as Exhibit C. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee. The Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall, when duly authenticated pursuant to Section 3.03, be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of the Certificates or did not hold such offices at the date of authentication and delivery of the Certificates.
Section 3.03.    Authentication of Certificates. Concurrently with the initial assignment of the Receivables to the Trust pursuant to the Transfer and Servicing Agreement, the Owner Trustee shall cause (i) a single Trust Certificate to be executed on behalf of the Trust, authenticated and delivered to the Owner, (ii) a single Transferor Certificate to be executed on behalf of the Trust, authenticated and delivered to the Transferor, and (iii) a single Class A Certificate to be executed on behalf of the Trust, authenticated and delivered to the Class A Certificateholder. No Certificate shall entitle its holder to any benefit under this Agreement, or be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form provided herein, executed by the Owner Trustee or the Owner Trustee’s authentication agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that the Certificate shall have been duly authenticated and delivered hereunder. Each Certificate shall be dated the date of its authentication.
Section 3.04.    Issuance of New Transferor Certificates.
(a)    Taken together, the Transferor Certificate and Trust Certificate shall represent an undivided beneficial interest in the Trust Assets subject to the Class A Certificate and the lien of the Notes as provided in the Indenture, including the right to receive Collections with respect to the Receivables and other amounts at the times and in the amounts specified in the Indenture and any Indenture Supplement to be paid to the Transferor on behalf of all holders of the Transferor Certificates. All amounts payable to the Trust under and pursuant to the Transfer and Servicing Agreement, the Indenture and the Indenture Supplements are to be paid to the holders of the Transferor Certificates except with respect to the TEC Share, as set forth in Section 3.06 below, to the holder of the Class A Certificate.
(b)    At any time the Transferor may surrender its Transferor Certificate to the Owner Trustee in exchange for a newly issued Transferor Certificate and a second certificate (a “Supplemental Certificate”), the form and terms of which shall be defined in a supplement (a “Transferor Certificate Supplement”) to this Agreement (which Transferor Certificate Supplement shall be subject to Section 10.01 to the extent that it amends any of the terms of this Agreement) to be delivered to or upon the order of the Transferor. The issuance of any such Supplemental Certificate shall be subject to satisfaction of the following conditions:
(i)    on or before the fifth day immediately preceding the Transferor Certificate surrender and exchange, the Transferor shall have given the Owner Trustee, the Servicer and the Indenture Trustee notice (unless such notice requirement is otherwise waived) of such Transferor Certificate surrender and exchange;
(ii)    the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee any related Transferor Certificate Supplement in form satisfactory to the Owner Trustee and the Indenture Trustee, executed by each party hereto; and
(iii)    such surrender and exchange will not result in any Adverse Effect and the Transferor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer’s Certificate, dated the date of such surrender and exchange to the effect that the Transferor reasonably believes that such surrender and exchange will not, based on the facts known to such officer at the time of such certification, have an Adverse Effect and that all other conditions to the issuance of such Supplemental Certificate have been satisfied.
Section 3.05.    Restrictions on Transfer.
(a) The Trust Certificate and the Transferor Certificates, including any Supplemental Certificates (or any interest therein), may not be sold, transferred, assigned, participated, pledged or otherwise disposed of to any Person.
(b)    The Class A Certificateholder may at any time sell, assign or otherwise transfer (each an “Assignment”) to any Permitted Transferee (as defined in the Class A Purchase Agreement), all or part of its interest in the Class A Certificate; provided, however, that any Assignment shall be void unless (i) such assignee shall comply with this Section 3.05 and shall have delivered to the Servicer, prior to the effectiveness of such Assignment, a copy of a letter in the form of Exhibit D attached hereto (“Investment Letter”) under which such assignee Class A Certificateholder has made the representations, warranties and covenants required to be made pursuant to this Section 3.05, (ii) following the Assignment there shall not be in the aggregate more than ten (10) beneficial owners of an interest in the Class A Certificate (for these purposes including in the number of beneficial owners the aggregate number of persons designated in clause (f)(B)(2) of the Investment Letters for each Class A Certificateholder), and (iii) such proposed assignee shall provide the forms described in subsection 3.05(c) (subject to the Servicer’s consent, as applicable and as set forth therein) in the manner described therein. The Class A Certificateholder, by its holding of an interest in the Class A Certificate, hereby severally represents, warrants and covenants, and each Class A Certificateholder that acquires an interest in the Class A Certificate by assignment shall be deemed to have severally represented, warranted and covenanted upon such assignment that: (i) such Class A Certificateholder has not acquired and shall not sell, trade or transfer any interest in the Class A Certificate, nor cause any interest in the Class A Certificate to be marketed, readily available or readily tradeable, on or through either (A) an “established securities market” within the meaning of Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (B) a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704(b)(2) of the Code (including a market wherein interests in the Class A Certificate are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Class A Certificate and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others), (ii) either (A) such Class A Certificateholder is not, and will not become, a partnership, Subchapter S corporation, grantor trust or an entity disregarded as a separate entity from any such entity for U.S. federal income tax purposes or (B) such Class A Certificateholder is such an entity, but (x) either (1) none of the direct or indirect beneficial owners of any of the interests in the Class A Certificateholder have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Trust may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to the Class A Certificateholder’s ownership of Class A Certificate and any other interests in the Trust or (2) no more than the number of persons specified in clause (f)(B)(2) of its Investment Letter will be treated as “partners” in the Trust under Treasury Regulation section 1.7704-1(h)(3) solely by reason of the Class A Certificateholder’s ownership of the Class A Certificate and (y) it is not and will not be a principal purpose of the arrangement involving the Class A Certificateholder’s beneficial interest in any Class A Certificate to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code, and (iii) such Class A Certificateholder is a “United States person” for U.S. federal income tax purposes. In the event of any breach of a foregoing representation, warranty or covenant of a Class A Certificateholder, such Class A Certificateholder shall notify the Trust promptly upon such Class A Certificateholder’s becoming aware of such breach, and thereupon the Class A Certificateholder hereby agrees to use reasonable efforts to procure a replacement investor which is acceptable to the Trust not so affected to replace such affected Class A Certificateholder. In any such event, the Trust shall also have the right to procure a replacement investor. Each affected Class A Certificateholder agrees to take all actions necessary to permit a replacement investor to succeed to its rights and obligations hereunder. Except (i) as provided in this subsection 3.05(b) and (ii) in connection with any pledge to any Federal Reserve Bank to secure any obligation of a Class A Certificateholder, no Class A Certificateholder may sell, transfer, assign, exchange, participate or otherwise convey or pledge, hypothecate, rehypothecate, or otherwise grant a security interest in a Class A Certificate and any such attempted sale, transfer, assignment, exchange, participation, conveyance, pledge, hypothecation, rehypothecation or grant shall be void. Upon compliance by a Class A Certificateholder and proposed transferee with this Section 3.05 (as determined by the Transferor), the Transferor may forward the Class A Certificate to the Owner Trustee and direct the Owner Trustee to cancel such Class A Certificate and issue a new Class A Certificate in the name of such transferee.
(c)    The Owner Trustee shall require that every Certificate issued or surrendered for registration of exchange shall be accompanied by an Internal Revenue Service Form W-9, duly executed by the Certificateholder or such Person’s attorney duly authorized in writing and the Owner Trustee shall deliver a copy of each Form W-9 to the Servicer.
Section 3.06.    Mutilated, Destroyed, Lost or Stolen Certificate. If (a) a mutilated Certificate shall be surrendered to the Owner Trustee, or if the Owner Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of a Certificate and (b) in the case of a destroyed, lost or stolen

Certificate, there shall be delivered to the Owner Trustee (as such and in its individual capacity) such security or indemnity as may be required by it to save it harmless, then the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for or in lieu of the mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section 3.06, the Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge or expense that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.
Section 3.07.    Class A Certificate. The Transferor shall cause the Trust to sell the Class A Certificate to the Class A Certificateholder pursuant to the Purchase Agreement. On each Distribution Date occurring on or prior to the Class A Termination Date, the Class A Certificateholder shall be entitled to receive an amount equal to fifteen percent (15%) of the Trust Excess Collections (the “TEC Share Amount”), if any, distributed to the Trust on such Distribution Date but only to the extent that such TEC Share Amount exceeds the aggregate amount of Target Proceeds Amount (as defined in the Purchase Agreement) paid to the Investors (as defined in the Purchase Agreement) on or prior to such Distribution Date.

ARTICLE IV
ACTIONS BY OWNER TRUSTEE
Section 4.01.    Prior Notice to Owner and Transferor with Respect to Certain Matters. With respect to the following matters, unless otherwise instructed by the Transferor, the Trust shall not take action unless the Owner Trustee shall have notified the Transferor and the Transferor shall have given its prior written consent:
(a)    the initiation of any claim or lawsuit by the Trust (other than an action to collect on the Trust Assets) and the compromise of any action, claim or lawsuit brought by or against the Trust (other than an action to collect on the Trust Assets);
(b)    the election by the Trust to file an amendment to the Nevada Certificate of Trust (unless required by the Business Trust Statute);
(c)    the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;
(d)    the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Transferor;
(e)    the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Transferor;
(f)    the appointment pursuant to the Indenture of a successor Note Registrar or Indenture Trustee, or the consent to the assignment by the Note Registrar or Indenture Trustee of its obligations under the Indenture;

(g)    the dissolution, liquidation or termination of the Trust;
(h)    the institution of a case or other proceeding under any Debtor Relief Law involving the Trust;
(i)    the material amendment of any Transaction Document to which the Trust is a party; or
(j)    the change in the business of the Trust.
Section 4.02.    Action By Transferor with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Transferor, to (a) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof, (b) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement, (c) remove the Servicer under the Transfer and Servicing Agreement pursuant to Article VIII thereof or (d) except as expressly provided in the Transaction Documents, sell the Trust Assets after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Transferor.
Section 4.03.    Restrictions on Power.
(a)     The Transferor or the Administrator shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to Section 2.03 nor shall the Owner Trustee be obligated to follow any such direction, if given.
(b)    The Owner Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement, the Administration Agreement, the Transfer and Servicing Agreement and the Indenture.
ARTICLE V
AUTHORITY AND DUTIES OF OWNER TRUSTEE
Section 5.01.    General Authority. Each of the Trust and the Owner Trustee in the name and on behalf of the Trust shall have power and authority, and is hereby authorized and empowered to execute and deliver the Transaction Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Trust is to be a party, or any amendment thereto or other agreement, in each case, in such form as the Transferor shall approve as evidenced conclusively by the Owner Trustee’s execution thereof. In addition to the foregoing, the Owner Trustee in the name and on behalf of the Trust shall also have power and authority and is hereby authorized and empowered, but shall not be obligated, to take all actions required of the Trust pursuant to the Transaction Documents. Subject to Section 2.03 and Section 4.03, the Owner Trustee in the name and on behalf of the Trust shall also have power and authority and is hereby authorized and empowered, from time to time, to take such action as the Transferor or the Administrator directs in writing with respect to the Transaction Documents.
Section 5.02.    General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Transaction Documents to which it is a party and to administer the Trust in the interest of the holders of the Certificates, subject to the Transaction Documents and in accordance with the provisions of this

Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator has agreed in the Administration Agreement or another Transaction Document to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Transaction Document, and the Owner Trustee shall not be personally liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.
Section 5.03.    Action Upon Instruction.
(a)    Subject to Article IV, the Transferor may, by written instruction, direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Transferor pursuant to Article IV.
(b)    The Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in personal liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to law.
(c)    Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Transaction Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Transferor requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction of the Transferor received, the Owner Trustee shall not be personally liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interest of the holder of the Certificates, and shall have no personal liability to any Person for such action or inaction.
(d)    In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Transferor requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be personally liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten (10) days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interests of the holders of the Certificates, and shall have no personal liability to any Person for such action or inaction.
Section 5.04.    No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Assets, or to otherwise take or refrain from taking any action under, or in connection with, this Agreement or any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 5.03; and no implied duties or obligations shall be read into this Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing statement or amendment to a financing statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it or the Trust hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any Transaction Document or make any tax or other filing. The Owner Trustee in its individual capacity nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Assets that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Trust Assets.
Section 5.05.    No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Assets except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 5.03 and Section 4.02.
Section 5.06.    Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.03 or (b) that, to the actual knowledge of a Trust Officer of the Owner Trustee, would result in the Trust’s becoming taxable as a corporation for federal income tax purposes. None of the Administrator the Transferor or any Certificateholder shall direct the Owner Trustee to take any action that would violate the provisions of this Section.
ARTICLE VI
CONCERNING THE OWNER TRUSTEE
Section 6.01.    Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Assets upon the terms of the Transaction Documents and this Agreement. The Owner Trustee shall not be personally answerable or accountable hereunder or under any Transaction Document under any circumstances, except (i) for its own willful misconduct or negligence in the performance of its duties or the omission to perform any such duties or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by the Owner Trustee in its individual capacity. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):
(a)    the Owner Trustee shall not be personally liable for any error of judgment made in good faith by a Trust Officer of the Owner Trustee;
(b)    the Owner Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Transferor;
(c)    no provision of this Agreement or any Transaction Document shall require the Owner Trustee to expend or risk funds or otherwise incur any personal financial liability in the exercise or performance of any of its duties, rights or powers hereunder or under any Transaction Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it (as such and in its individual capacity);
(d)    under no circumstances shall the Owner Trustee be personally liable for indebtedness evidenced by or arising under any of the Transaction Documents, including the principal of and interest on the Notes or for any representation, warranty, covenant or indebtedness of the Trust;
(e)    the Owner Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement, the due execution hereof by the Transferor or the form, character, genuineness, sufficiency, value or validity of any of the Trust Assets, the Transaction Documents, the Notes or the Certificates other than the genuineness of the Owner Trustee’s signature on the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any personal liability, duty, or obligation to any Noteholder or to the Owner or any other Person, other than as expressly provided for herein and in the Transaction Documents;
(f)    the Owner Trustee shall not be personally liable for the default or misconduct of the Transferor, the Administrator, the Indenture Trustee or the Servicer under any of the Transaction Documents or otherwise, and the Owner Trustee shall have no obligation or liability to monitor the foregoing or perform the obligations of the Trust under this Agreement or the Transaction Documents, including those that are required to be performed by the Transferor under this Agreement, the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Transfer and Servicing Agreement;
(g)    the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Transaction Document, at the request, order or direction of the Transferor, unless the Transferor has offered to the Owner Trustee (as such and in its individual capacity) security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Transaction Document shall not be construed as a duty, and the Owner Trustee shall not be answerable or personally liable to any Person for any such act other than liability to the Trust and the beneficial owners of the Trust for its own negligence or willful misconduct in the performance of any such act or the omission to perform any such act;
(h)    to the extent that, at law or in equity, the Owner Trustee has duties and liabilities relating to the Transferor, the Owner or the Trust, such duties and liabilities are replaced by the terms of this Agreement;
(i)    the Owner Trustee shall not be personally liable for (x) special, indirect, consequential or punitive damages, however styled, including, without limitation, lost profits, (y) the acts or omissions of any nominee, correspondent, clearing agency or securities depository through which it holds the Trust’s securities or assets or (z) any losses due to forces beyond the reasonable control of the Owner Trustee, including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services;
(j)    in accepting and performing the trusts hereby created, the Owner Trustee acts solely as trustee hereunder and not in its individual capacity, and all persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement shall look only to the Trust's property for payment or satisfaction thereof; and

(k)    notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Nevada if the taking of such action will (i) require the registration with, licensing by or the taking of any other similar action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Nevada by or with respect to the Owner Trustee (as such and in its individual capacity); (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Nevada becoming payable by the Owner Trustee (as such and in its individual capacity); or (iii) subject the Owner Trustee (as such and in its individual capacity) to personal jurisdiction in any jurisdiction other than the State of Nevada for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Transferor) to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee may, or if instructed to do so by the Transferor, shall, appoint an additional trustee pursuant to Section 9.05 hereby to proceed with such action.
Section 6.02.    Furnishing of Documents. The Owner Trustee shall furnish to the Owner and the Indenture Trustee, promptly upon written request therefor, copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.
Section 6.03.    Representations and Warranties. (a) The Owner Trustee (as such and in its individual capacity) hereby represents and warrants to the Transferor and the Owner that:
(i)    It is a national banking association duly organized and validly existing in good standing under the laws of the United States of America. It has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.
(ii)    It has taken all action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.
(iii)    Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Nevada law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee (as such and in its individual capacity) or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.
Section 6.04.    Reliance; Advice of Counsel.
(a)    The Owner Trustee shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officer of an appropriate Person, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.
(b)    In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be personally liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or written advice of any such counsel, accountants or other such Persons.
Section 6.05.    Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created, Wilmington Trust, National Association acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Trust Assets for payment or satisfaction thereof.
Section 6.06.    Owner Trustee Not Liable for Certificates, Notes or Receivables. The statements contained herein and in the Certificates, Notes and other Transaction Documents (other than the signature and authentication (as applicable) of the Owner Trustee on the Certificates and its representations and warranties in Section 6.03) shall not be taken as the statements of the Owner Trustee, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, or of the Certificates (other than the signature and authentication (as applicable) of the Owner Trustee on the Certificates) or the Notes or of any other Transaction Document or of any related documents. The Owner Trustee shall at no time have any responsibility or personal liability for or with respect to the legality, validity and enforceability of the Receivables, or the perfection and priority of any security interest in the Receivables or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of the Receivables; the existence and enforceability of any insurance thereon; the existence and contents of the Receivables on any computer or other record thereof; the validity of the assignment of the Receivables to the Trust or of any intervening assignment; the completeness of the Receivables; the performance or enforcement of the Receivables; the compliance by the Transferor or the Servicer with any warranty or representation made under any Transaction Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.
Section 6.07.    Owner Trustee May Own Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may deal with the Transferor, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.
ARTICLE VII
COMPENSATION OF OWNER TRUSTEE

Section 7.01.    Owner Trustee’s Fees and Expenses.
(a)    The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Transferor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Transferor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Transaction Documents; provided, however, that the Owner Trustee’s right to enforce such obligation shall be subject to the provisions of Sections 10.08 and 10.09.
(b)    The Owner Trustee agrees that any payment obligation of the Transferor under this Agreement, including but not limited to indemnification pursuant to Section 7.02, (i) shall be fully subordinated to all rated obligations of the Transferor and (ii) does not constitute a claim against the Transferor to the extent that funds available to the Transferor are insufficient to pay such obligations.
Section 7.02.    Indemnification. The Transferor shall indemnify, defend and hold harmless the Owner Trustee (as such and in its individual capacity) and its officers, directors, employees, successors, assigns, agents and servants (collectively, the “Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, taxes (other than any income or similar taxes payable by an Indemnified Party), claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses and any legal fees or expenses incurred in connection with any action, suit, arbitration or mediation brought by an Indemnified Party to enforce any indemnification or other obligation hereunder or in connection with investigating, preparing or defending any legal action, commenced or threatened, in connection with the exercise or performance of any of its powers or duties under this Agreement) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to the Trust or relating to or arising out of this Agreement, the Transaction Documents, the Trust Assets, the administration of the Trust Assets or the action or inaction of the Owner Trustee hereunder, except that the Transferor shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 6.01; provided, further, that the Transferor shall not be liable for or required to indemnify an Indemnified Party from and against expenses arising or resulting from (i) the Indemnified Party’s own willful misconduct, bad faith or negligence, or (ii) the inaccuracy of any representation or warranty contained in Section 6.03. An Indemnified Party’s right to enforce such obligation shall be subject to the provisions of Section 10.09. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee’s choice of legal counsel shall be subject to the approval of the Transferor, which approval shall not be unreasonably withheld. To the fullest extent permitted by law, Expenses to be incurred by an Indemnified Person shall, from time to time, be advanced to the Indemnified Party prior to the final disposition of any matter.
Section 7.03.    Payments to the Owner Trustee. Any amounts paid to an Indemnified Party pursuant to this Article VII shall not be construed to be a part of the Trust Assets.

ARTICLE VIII
TERMINATION OF TRUST AGREEMENT
Section 8.01.    Termination of Trust Agreement.
(a)    The Trust shall dissolve upon the earlier of (i) at the option of the Transferor (written notice of which shall be provided to the Owner Trustee), on any day on or after the day on which the rights of all Series of Notes to receive payments from the Trust have terminated (the “Trust Termination Date”) and (ii) dissolution of the Trust in accordance with applicable law. After satisfaction of liabilities of the Trust as provided by applicable law, any money or other property held as part of the Trust Assets following such distribution shall be distributed to the Transferor. The bankruptcy, liquidation, dissolution, termination, death or incapacity of the Owner shall not (x) operate to terminate this Agreement or annul, dissolve or terminate the Trust, (y) entitle the Owner’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for partition or winding up of all or any part of the Trust or Trust Assets, or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.
(b)    Except as provided in Section 8.01(a), neither the Transferor nor the Owner shall be entitled to revoke, dissolve or terminate the Trust.
(c)    Upon completion of the winding up of the Trust and its termination, the Owner Trustee shall cause the Nevada Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 88A.420 of the Business Trust Statute and thereupon the Trust and this Agreement (other than Article VI, Article VII and Section 10.08) shall terminate. Prior to filing such certificate of cancellation, the Owner Trustee may require certification from the Transferor as to compliance with this Section 8.01 and payment of fees and expenses.
ARTICLE IX
SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES
Section 9.01.    Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a Person satisfying any applicable provisions of the Business Trust Statute, authorized to exercise trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent which has) a rating of at least Baa3 by Moody’s and at least BBB- by Standard & Poor’s or if not rated, otherwise satisfactory to such Rating Agencies. If such Person shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.
Section 9.02.    Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Transferor; provided, however, that such resignation and discharge shall only be effective upon the appointment of a successor Owner Trustee. Upon receiving such notice of resignation, the Transferor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner

Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.
If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Transferor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may remove the Owner Trustee. If the Transferor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Transferor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and pay all amounts owed to the outgoing Owner Trustee in its individual capacity.
Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 9.02 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03. The Transferor shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.
Section 9.03.    Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Transferor and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement, and the Transferor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.
No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.
Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Transferor shall mail notice of the appointment of such successor Owner Trustee to the Owner, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Transferor shall fail to mail such notice within ten (10) days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Transferor.
Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, such successor Owner Trustee shall file an amendment to the Nevada Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee.
Section 9.04.    Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder; provided such Person shall be eligible pursuant to Section

9.01, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that (a) the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies, the Indenture Trustee and the Transferor and (b) the Owner Trustee shall file any necessary amendments to the Nevada Certificate of Trust with the Secretary of State.
Section 9.05.    Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Assets may at the time be located, the Transferor and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by each of the Transferor and the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Assets, and to vest in such Person, in such capacity, such title to the Trust Assets, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Transferor and the Owner Trustee may consider necessary or desirable. If the Transferor shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.
Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:
(i)    all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust Assets or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Servicer (or Owner Trustee);
(ii)    no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and
(iii)    the Transferor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.
Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Transferor.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law and subject to the Owner Trustee’s consent, without the appointment of a new or successor trustee.
ARTICLE X
MISCELLANEOUS
Section 10.01.    Supplements and Amendments.
(a)    This Agreement may be amended from time to time, by a written amendment duly executed and delivered by the Transferor and the Owner Trustee, with the written consent of the Indenture Trustee, but without the consent of any of the Noteholders or the Owner or any other Person, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein and (iii) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such amendment will not (x) as evidenced by an Officer’s Certificate of the Transferor addressed and delivered to the Owner Trustee and the Indenture Trustee, materially and adversely affect the interest of any Noteholder or any Certificateholder and (y) as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, cause the Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.
Additionally, notwithstanding the preceding sentence, this Agreement may be amended by the Transferor and the Owner Trustee without the consent of the Indenture Trustee or any of the Noteholders to add, modify or eliminate such provisions as may be necessary or advisable in order to avoid the imposition of state or local income or franchise taxes imposed on the Trust’s property or its income; provided, however, that (y) the Transferor delivers to the Indenture Trustee and the Owner Trustee an Officer’s Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection, and (z) such amendment does not affect the rights, duties or obligations of the Owner Trustee hereunder without the consent of the Owner Trustee. The amendments which the Transferor may make without the consent of Noteholders pursuant to the preceding sentence may include, without limitation, the addition of a sale of Receivables. Notwithstanding any provisions of this subsection 10.01(a), no amendment pursuant to this subsection 10.01(a) shall effect a significant change in Section 2.03. Any amendment which effects a significant change in Section 2.03 shall be made in accordance with subsection 10.01(b) or (c). Any amendment pursuant to subsection 10.01(a) shall be accompanied by an Officer’s Certificate of the Transferor addressed and delivered to the Owner Trustee and the Indenture Trustee to the effect that such amendment does not effect a significant change in Section 2.03.
(b)    This Agreement may also be amended from time to time by a written amendment duly executed and delivered by the Transferor and the Owner Trustee, with the consent of the Indenture Trustee and the holders of Notes evidencing not less than a majority of the outstanding principal amount of the Notes and the consent of the Owner, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders and the Owner; provided, however, that without the consent of all Noteholders, no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the outstanding principal amount of the Notes, the Holders of which are required to consent to any such amendment; provided further that such amendment will not, as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, cause the Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.
(c)    In addition to amendments which are permitted to be made under the provisions of subsection 10.01(a) or (b), amendments may be made to Section 2.03 by a written amendment duly executed and delivered by the Transferor and the Owner Trustee without the consent of any Noteholder to preserve the intended treatment of the Trust for accounting purposes if (y) such amendment will not, as evidenced by an Opinion of Counsel addressed and delivered to the Owner Trustee and the Indenture Trustee, cause the Trust to be classified as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes, and (z) the Transferor delivers to the Issuer and the Indenture Trustee an Officer’s Certificate to the effect that the proposed amendment will not have a material adverse effect on the interests of the Noteholders or the Owner.
(d)    Promptly after the execution of any such amendment or consent, the Transferor shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.
(e)    It shall not be necessary for the consent of the Noteholders or the Owner pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.
(f)    Promptly after the execution of any amendment to the Nevada Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.
(g)    The Owner Trustee and the Indenture Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer’s Certificate of the Transferor to the effect that the conditions to such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.
Section 10.02.    No Legal Title to Trust Assets in Owner. The Owner shall not have legal title to any part of the Trust Assets. No transfer, by operation of law or otherwise, of any right, title, and interest of the Owner to and in its undivided beneficial interest in the Trust Assets shall operate to terminate this Agreement, annul, dissolve or terminate the Trust or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Assets.
Section 10.03.    Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee (as such or in its individual capacity), the other Indemnified Parties, the Transferor, the holder of any Certificate and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Assets or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.
Section 10.04.    Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three (3) Business Days after mailing if mailed by certified mail, postage prepaid and return receipt requested (except that notice to the Owner Trustee, the Transferor or Indenture Trustee shall be deemed given only upon actual receipt by the Owner Trustee, the Transferor or Indenture Trustee), if to the Owner

Trustee, addressed to the Corporate Trust Office; if to the Indenture Trustee, addressed to U.S. Bank National Association, 60 Livingston Avenue, Mail Code EP-MN-WS3D, St. Paul, Minnesota 55107, Attention: Structured Finance/Atlanticus (facsimile no. (651) 466-7363); if to the Transferor, addressed to Perimeter Funding Corporation, 101 Convention Center Drive, Suite 850-20A, Las Vegas, NV 89109, Attention: Joshua Miller (facsimile no. (702) 866-2244) with a copy to (which copy shall not constitute delivery of notice) Colleen A. Dolan, Fennemore Craig PC, 300 E. 2nd Street, Suite 1510, Reno, NV 89501-1591 (facsimile no. (775) 778-2219), or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.
Section 10.05.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 10.06.    Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 10.07.    Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Transferor and the Owner Trustee and their respective successors, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Owner shall bind the successors and assigns of the Owner.
Section 10.08.    No Petition. The Owner Trustee in its individual capacity and as Owner Trustee, by entering into this Agreement, the Owner (to the extent that the Owner is not the Transferor), by accepting the Trust Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Trust or the Transferor, or join in any institution against the Trust or the Transferor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law. This Section 10.08 shall survive the termination of this Agreement.
Section 10.09.    No Recourse. Each Person holding or owning a Certificate, by accepting the Certificates, acknowledges that the Certificates do not represent an interest in or obligation of the Transferor, the Owner, the Servicer, the Owner Trustee, the Indenture Trustee or any Affiliate thereof (other than the Trust), and no recourse may be had against such parties or their assets, or against the assets pledged under the Indenture, except as expressly provided in the Transaction Documents.
Section 10.10.    Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
Section 10.11.    GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 10.12.    Acceptance of Terms of Agreement. THE RECEIPT AND ACCEPTANCE OF THE TRUST CERTIFICATE BY THE OWNER AND THE TRANSFEROR CERTIFICATE BY THE TRANSFEROR, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT,

SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE OWNER AND THE TRANSFEROR, RESPECTIVELY, OF ALL THE TERMS AND PROVISIONS OF THIS AGREEMENT, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST THAT THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS AMONG THE TRUST AND THE TRANSFEROR.
Section 10.13.    Integration of Documents. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the date first above written.
PERIMETER FUNDING CORPORATION,
as Transferor

By:	/s/ Rosalind T. Drakeford
Name: Rosalind T. Drakeford
Title: Secretary

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Owner Trustee

By:	/s/ Shaheen Mohajer
Name: Shaheen Mohajer
Title: Vice President

EXHIBIT A
PERIMETER MASTER NOTE BUSINESS TRUST
FORM OF TRUST CERTIFICATE
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS
CERTIFICATE (OR ANY INTEREST HEREIN) MAY NOT BE TRANSFERRED TO
ANY PERSON EXCEPT IN ACCORDANCE WITH THE TRUST AGREEMENT.
No. R-__
(This Trust Certificate does not represent an interest in or obligation of Perimeter Funding Corporation, Atlanticus Services Corporation or any of their respective affiliates, other than the Trust.)
THIS CERTIFIES THAT PERIMETER FUNDING CORPORATION is the registered Owner of the Perimeter Master Note Business Trust (the “Trust”).
The Trust was created pursuant to (i) the filing of the Nevada Certificate of Trust with the Secretary of State of the State of Nevada and (ii) the Trust Agreement, dated as of February 8, 2017 (the “Trust Agreement”), between Perimeter Funding Corporation, a Nevada corporation (the “Transferor”), and Wilmington Trust, National Association, a national banking association, as owner trustee (the “Owner Trustee”). To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement including as specified in Section 1.02(a) of the Trust Agreement.
This Trust Certificate is the duly authorized Trust Certificate evidencing a beneficial ownership interest in the Trust (herein called the “Trust Certificate”). Also issued from time to time under the Master Indenture, dated as of February 8, 2017, among the Trust, Atlanticus Services Corporation, as servicer, and U.S. Bank National Association, as indenture trustee, are notes (the “Notes”). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Owner by virtue of the acceptance hereof assents and by which the Owner is bound.
Notwithstanding any prior termination of the Trust Agreement, the Owner, by its acceptance of the Trust Certificate, covenants and agrees that it shall not at any time with respect to the Trust or the Transferor (if the holder of this Certificate is not the Transferor), acquiesce, petition or otherwise invoke or cause the Trust or the Transferor (if the holder of this Certificate is not the Transferor) to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust or the Transferor (if the holder of this Certificate is not the Transferor), under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Transferor (if the holder of this Certificate is not the Transferor) or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust or the Transferor (if the holder of this Certificate is not the Transferor).
Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Trust Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.
PERIMETER MASTER NOTE BUSINESS TRUST

By:	Wilmington Trust, National Association
not in its individual capacity but
solely as Owner Trustee

By:	_________________________________
Name:
Title:

Dated:    _________ __, 20__

CERTIFICATE OF AUTHENTICATION
This is the Trust Certificate referred to in the within-mentioned Trust Agreement.

Wilmington Trust, National Association,    or    Wilmington Trust, National Association
not in its individual capacity    not in its individual capacity
but solely as Owner Trustee    but solely as Owner Trustee

By ______________________________
Authenticating Agent

By __________________________        By ______________________________
Authorized Signatory            Authorized Signatory

EXHIBIT B
PERIMETER MASTER NOTE BUSINESS TRUST
FORM OF TRANSFEROR CERTIFICATE

THIS TRANSFEROR CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS TRANSFEROR CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS TRANSFEROR CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE TRUST AGREEMENT REFERRED TO HEREIN.
No. R-__    One Unit
PERIMETER MASTER NOTE BUSINESS TRUST
TRANSFEROR CERTIFICATE
THIS CERTIFICATE REPRESENTS AN INTEREST
IN CERTAIN ASSETS OF THE
PERIMETER MASTER NOTE BUSINESS TRUST

Evidencing an interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts transferred by Perimeter Funding Corporation (the “Transferor”).
(Not an interest in or obligation of the Transferor
or any affiliate thereof other than the Trust)
This certifies that PERIMETER FUNDING CORPORATION is the registered owner of an undivided beneficial interest in the assets of Perimeter Master Note Business Trust (the “Trust”), subject to the lien of the Notes as provided in the Master Indenture, dated as of February 8, 2017 (as amended and supplemented, the “Indenture”), among U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”), Atlanticus Services Corporation, as Servicer (the “Servicer”), and the Trust, established pursuant to the Trust Agreement, dated as of February 8, 2017 (as amended and supplemented, the “Trust Agreement”), between the Transferor, and Wilmington Trust, National Association, as owner trustee (not in its individual capacity, but solely as owner trustee the “Owner Trustee”). The corpus of the Trust consists of a portfolio of certain receivables (the “Receivables”) existing in the consumer revolving credit card accounts identified under the Transfer and Servicing Agreement, dated as of February 8, 2017, as amended from time to time (the “Transfer and Servicing Agreement”), among the Transferor, the Servicer, the Indenture Trustee and the Trust, as Issuer, from time to time and certain other property. Although a summary of certain provisions of the Transfer and Servicing Agreement, the Trust Agreement and the Indenture (collectively, the “Agreements”) is set forth below, this Certificate does not purport to summarize the Agreements and reference is made to the

Agreements for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Owner Trustee. A copy of the Agreements may be requested from the Owner Trustee by writing to the Owner Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreements.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreements, to which Agreements, as amended and supplemented from time to time, the holder of this Certificate by virtue of the acceptance hereof assents and is bound.
This Certificate (this “Certificate”) is the Transferor Certificate, which represents the undivided beneficial interest in certain assets of the Trust, subject to the rights of the Class A Certificateholder and the lien of the Notes, including the right to receive certain amounts at the times and in the amounts specified in the Indenture. In addition to the Transferor Certificate, (a) Notes will be issued to investors pursuant to the Indenture, (b) a Class A Certificate will be issued to the Class A Certificateholder pursuant to the Trust Agreement, (c) a Trust Certificate will be issued to the Owner and (d) Supplemental Certificates may be issued pursuant to the Trust Agreement.
Unless otherwise specified in an Indenture Supplement with respect to a particular Series or Class, the Transferor has entered into the Transfer and Servicing Agreement, and this Certificate is issued, with the intention that, for federal, state and local income and franchise tax purposes, (a) the Notes of each Series which are characterized as indebtedness at the time of their issuance will qualify as indebtedness of the Trust and (b) the Trust shall not be treated as an association (or a publicly traded partnership) taxable as a corporation. Unless otherwise specified in an Indenture Supplement with respect to a particular Series or Class, the holder of this Certificate by the acceptance of this Certificate agrees to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness of the Trust.
Subject to certain conditions and exceptions specified in the Agreements, the obligations created by the Agreements and the Trust shall terminate upon the earlier of (a) at the option of the Transferor, on or after the day on which the rights of all Series of Notes to receive payments from the Trust have terminated and (b) dissolution of the Trust in accordance with applicable law.
Unless the certificate of authentication hereon has been executed by or on behalf of the Owner Trustee, by manual or facsimile signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Transferor Certificate to be duly executed.
PERIMETER MASTER NOTE BUSINESS TRUST

By:	Wilmington Trust, National Association
not in its individual capacity but
solely as Owner Trustee

By:	_________________________________
Name:
Title:

Dated:    _________ __, 20__

CERTIFICATE OF AUTHENTICATION
This is the Transferor Certificate referred to in the within-mentioned Transferor Agreement.

Wilmington Trust, National Association,    or    Wilmington Trust, National Association
not in its individual capacity    not in its individual capacity
but solely as Owner Trustee    but solely as Owner Trustee

By ______________________________
Authenticating Agent

By __________________________        By ______________________________
Authorized Signatory            Authorized Signatory

EXHIBIT C
PERIMETER MASTER NOTE BUSINESS TRUST
FORM OF CLASS A CERTIFICATE

THIS CLASS A CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS CLASS A CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.
TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS CLASS A CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE TRUST AGREEMENT REFERRED TO HEREIN.
No. R-__    One Unit
PERIMETER MASTER NOTE BUSINESS TRUST
CLASS A CERTIFICATE
THIS CERTIFICATE REPRESENTS AN INTEREST
IN CERTAIN ASSETS OF THE
PERIMETER MASTER NOTE BUSINESS TRUST

Evidencing an interest in certain distributions of a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of revolving credit card accounts transferred by Perimeter Funding Corporation (the “Transferor”).
(Not an interest in or obligation of the Transferor
or any affiliate thereof other than the Trust)
This certifies that [_____________] is the registered owner of an undivided beneficial interest in certain distributions of the assets of Perimeter Master Note Business Trust (the “Trust”), subject to the lien of the Notes as provided in the Master Indenture, dated as of February 8, 2017 (as amended and supplemented, the “Indenture”), among U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”), Atlanticus Services Corporation, as Servicer (the “Servicer”), and the Trust, established pursuant to the Trust Agreement, dated as of February 8, 2017 (as amended and supplemented, the “Trust Agreement”), between the Transferor, and Wilmington Trust, National Association, as owner trustee (not in its individual capacity, but solely as owner trustee the “Owner Trustee”). The corpus of the Trust consists of a portfolio of certain receivables (the “Receivables”) existing in the consumer revolving credit card accounts identified under the Transfer and Servicing Agreement, dated as of February 8, 2017, as amended from time to time (the “Transfer and Servicing Agreement”), among the Transferor, the Servicer, the Indenture Trustee and the Trust, as Issuer, from time to time and certain other property. Although a summary of certain provisions of the Transfer and Servicing Agreement, the Trust Agreement and the Indenture (collectively, the “Agreements”) is set forth below, this Certificate does not purport to summarize the Agreements and reference is made to the Agreements for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Owner Trustee. A copy of the Agreements may be requested from the Owner Trustee by writing to the Owner Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreements.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreements, to which Agreements, as amended and supplemented from time to time, the holder of this Certificate by virtue of the acceptance hereof assents and is bound.
This Certificate (this “Certificate”) is the Class A Certificate, which represents the rights of the Class A Certificateholder to receive, on each Distribution Date occurring prior to the Class A Termination Date, an amount equal to fifteen percent (15%) of the Trust Excess Collections for such Monthly Period (the “TEC Share Amount”), if any, distributed to the Trust on such Distribution Date but only to the extent that such TEC Share Amount exceeds the aggregate amount of Target Proceeds Amount (as defined in the Purchase Agreement) paid to the Investors (as defined in the Purchase Agreement) on or prior to such Distribution Date. In addition to this Certificate, (a) Notes will be issued to investors pursuant to the Indenture, (b) a Trust Certificate will be issued to the Owner, (c) a Transferor Certificate will be issued to the Transferor pursuant to the Trust Agreement and (d) Supplemental Certificates may be issued pursuant to the Trust Agreement.
Unless otherwise specified in an Indenture Supplement with respect to a particular Series or Class, the Transferor has entered into the Transfer and Servicing Agreement, and this Certificate is issued, with the intention that, for federal, state and local income and franchise tax purposes, (a) the Notes of each Series which are characterized as indebtedness at the time of their issuance will qualify as indebtedness of the Trust and (b) the Trust shall not be treated as an association (or a publicly traded partnership) taxable as a corporation. Unless otherwise specified in an Indenture Supplement with respect to a particular Series or Class, the holder of this Certificate by the acceptance of this Certificate agrees to treat the Notes for federal, state and local income and franchise tax purposes as indebtedness of the Trust.
Subject to certain conditions and exceptions specified in the Agreements, the obligations created by the Agreements and the Trust shall terminate upon the earlier of (a) at the option of the Transferor, on or after the day on which the rights of all Series of Notes to receive payments from the Trust have terminated and (b) dissolution of the Trust in accordance with applicable law.
Unless the certificate of authentication hereon has been executed by or on behalf of the Owner Trustee, by manual or facsimile signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Class A Certificate to be duly executed.
PERIMETER MASTER NOTE BUSINESS TRUST

By:	Wilmington Trust, National Association
not in its individual capacity but
solely as Owner Trustee

By:	_________________________________
Name:
Title:

Dated:    _________ __, 20__

CERTIFICATE OF AUTHENTICATION
This is the Class A Certificate referred to in the within-mentioned Trust Agreement.

Wilmington Trust, National Association,    or    Wilmington Trust, National Association
not in its individual capacity    not in its individual capacity
but solely as Owner Trustee    but solely as Owner Trustee

By ______________________________
Authenticating Agent

By __________________________        By ______________________________
Authorized Signatory            Authorized Signatory

EXHIBIT D
FORM OF INVESTMENT LETTER

INVESTMENT LETTER

[DATE]

Atlanticus Services Corporation
Five Councourse Parkway
Atlanta, Georgia 30328

Re:    Perimeter Master Note Business Trust;
Purchase of Class A Certificate
Ladies and Gentlemen:
This letter (the “Investment Letter”) is delivered by the undersigned (the “Purchaser”) pursuant to subsection 3.05 of the Trust Agreement of Perimeter Master Note Business Trust (the “Trust Agreement”), dated as of February 8, 2017 between Perimeter Funding Corporation and Wilmington Trust, National Association. Capitalized terms used herein without definition shall have the meanings set forth in the Trust Agreement. The undersigned Class A Purchaser (the “Purchaser”) represents to and agrees with the Trust as follows:
(a)    The Purchaser is authorized to own the Class A Certificate.
(b)    The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class A Certificate and is able to bear the economic risk of such investment. The Purchaser has been afforded the opportunity to ask such questions as it deems necessary to make an investment decision, and has received all information it has requested in connection with making such investment decision. The Purchaser has, independently and without reliance upon any agent, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Trust Assets and the Trust and made its own decision to purchase its interest in the Certificate, and will, independently and without reliance upon any agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Trust Assets and the Trust.
(c)    The Purchaser is acquiring an interest in the Class A Certificate without a view to any distribution, resale or other transfer thereof except, with respect to the Class A Certificate or any interest thereon, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer the Class A Certificate except in accordance with the Trust Agreement and (i) to an institutional “accredited investor” (as defined in Rule 501(a)(l), (2), (3) or (7) under the Securities Act) or (ii) to a person who the

Purchaser reasonably believes is a “qualified institutional buyer” (within the meaning thereof in Rule 144A under the Securities Act) in compliance with Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Class A Certificate or any interest therein unless the purchaser thereof provides to the addressee hereof a letter from such Purchaser substantially in the form hereof.
(d)    This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors’ rights generally and general principles of equity, and indemnification sought in respect of securities laws violations may be limited by public policy.
(e)    The Purchaser represents, warrants and covenants that it has not acquired, and shall not sell, trade or transfer any interest in the Class A Certificate, nor cause any interest in the Class A Certificate to be marketed, readily available or readily tradable, on or through either, (i) an “established securities market” within the meaning of Section 7704(b)(1) of the Code (including an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise) or (ii) a “secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704(b)(2) of the Code (including a market wherein interests in the Class A Certificate are regularly quoted by any person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Class A Certificate and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others).
(f)    The Purchaser represents, warrants and covenants that it either (A) is not, and will not become, a partnership, Subchapter S corporation, grantor trust or an entity disregarded as a separate entity from any such entity for U.S. federal income tax purposes or (B) is such an entity, but (x) either (as indicated by checking the applicable box) [ ] (1) none of the direct or indirect beneficial owners of any of the interests in the Purchaser have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Trust may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to the Purchaser’s ownership of Class A Certificate and any other interests in the Trust or [ ] (2) no more than [FILL IN NUMBER] persons (or such lower number of persons as specified by Purchaser in an updated Investment Letter) will be treated as “partners” in the Trust under Treasury Regulation section 1.7704-1(h)(3) solely by reason of the Purchaser’s ownership of the Class A Certificate and (y) it is not and will not be a principal purpose of the arrangement involving the Purchaser’s beneficial interest in any Class A Certificate to permit any partnership to satisfy the 100 partner limitation of Treasury Regulation Section 1.7704-1(h)(1)(ii) necessary for such partnership not to be classified as a publicly traded partnership under the Code.
(g)    The Purchaser agrees to treat the Class A Certificate in a manner consistent with the intended characterization referred to in Section 2.11 of the Trust Agreement.

(h)    Under applicable United States federal income tax law no taxes will be required to be withheld by the Trust or the Servicer or any person with respect to any payments to be made to such Purchaser in respect of an interest in the Class A Certificate, and the Purchaser represents and warrants that it shall pay any taxes imposed on such Purchaser attributable to its interest in the Class A Certificate.
(i)    The Purchaser agrees (for the benefit of the Trust, the Transferor and the Servicer) to provide those forms required to be provided by Section 3.05 of the Trust Agreement at the time and in the manner described therein, and to comply with all applicable U.S. laws and regulations regarding withholding taxes. Under penalties of perjury, the Purchaser certifies that it is a “United States person” for federal income tax purposes, that its U.S. employer identification number is __________, that its [home [in the case of individuals]] [office [otherwise]] address is ___________________.
(j)    In the event of any breach of a foregoing representation, warranty or covenant of a Purchaser, such Purchaser shall notify the Trust promptly upon such Purchaser’s becoming aware of such breach, and thereupon the Purchaser hereby agrees to use reasonable efforts to procure a replacement investor that is not so affected (and that is acceptable to the Trust) to replace such affected Purchaser. In any such event, the Purchaser agrees that the Trust shall also have the right to procure a replacement investor. Each affected Purchaser hereby agrees to take all actions necessary to permit a replacement investor to succeed to its rights and obligations hereunder.
(k)    The Purchaser agrees to provide such continuing assurances, comfort, evidence and information in support of and in connection with the continuing truth of the representations and compliance with the covenants and agreements set forth in this letter as the Trust may reasonably request from time to time.

Very truly yours,

[______________________]

By:
Name:
Title:

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